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                                                                  EXHIBIT (a)(3)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                      ADVANCED ENVIRONMENTAL SYSTEMS, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") representing shares of Common Stock, par value $0.0001 per share (the "Shares"), of Advanced Environmental Systems, Inc., a New York corporation, are not immediately available, (ii) or time will not permit all required documents to reach Corporate Stock Transfer, Inc., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                         CORPORATE STOCK TRANSFER, INC.

                                                                         By Hand or
             By Mail:             By Facsimile Transmission:         Overnight Courier:
         370 17th Street                (303) 592-8821                370 17th Street
            Suite 2350               Confirm by Telephone:               Suite 2350
      Denver, Colorado 80202            (303) 595-3300             Denver, Colorado 80202
        Attn: Carylyn Bell                                           Attn: Carylyn Bell

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

     The undersigned hereby tenders to AES Acquisition Corp., a New York corporation and an indirect wholly owned subsidiary of Philip Services Corp., an Ontario corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 24, 1997 and the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, ------------ Shares pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase.

 Certificate No(s). (if available):

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 Check ONE box if shares will be tendered by book-entry transfer:

 [ ] The Depository Trust Company

 [ ] Philadelphia Depository Trust Company

 Account Number:
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 Dated:
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 Name(s) of Record Holder(s):

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                 (Please Type or Print)

 Address(es):
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                                           (Zip Code)
 Area Code and Telephone No(s):

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 Signature(s):
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, hereby (a) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three New York Stock Exchange, Inc. trading days after the date hereof.

      The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

 Name of Firm:
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                 (Authorized Signature)

 Address:
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                                            (Zip Code)
 Title:
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 Name:
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                 (Please Print or Type)

 Area Code and Telephone No.:
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Dated:
      ------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH LETTER OF TRANSMITTAL

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